                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report - October 25, 2004
                        ---------------------------------
                        (Date of Earliest Event Reported)



                                POPULAR ABS, INC.
   --------------------------------------------------------------------------
   (as depositor under a certain Pooling and Servicing Agreement dated as of
             March 31, 2004, providing for the issuance of Mortgage
                   Pass-Through Certificates, Series 2004-2)
             (Exact Name of Registrant as specified in its charter)



        Delaware                 333-104580-04                 52-2029487
------------------------     ---------------------       -----------------------
(State of Incorporation)     (Commission File No.)       (IRS Employer I.D. No.)

     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
     -----------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:   (302) 478-6160

Item 8.01.        Other Events.
-------------------------------

                  Attached hereto as Annex A is a copy of the Statement to Certificateholders sent to Class AF-1, AF-2, AF-3, AF-4, AF-5, AF-6, AV-1, AV-2, M-1, M-2, M-3, M-4, B-1 and B-2 Certificateholders with respect to the October 25, 2004 Distribution Date.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           POPULAR ABS, INC.



                                           By: /James H. Jenkins/
                                               --------------------------------
                                               James H. Jenkins,
                                               Executive Vice President and CFO




Dated: October 28, 2004

                                                                         Annex A

                                                                     Page 1 of 8

------------------------------------------------------------------------------------------------------------------------------------
                                    EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-2
                                                   STATEMENT TO CERTIFICATEHOLDERS
                                                          OCTOBER 25, 2004
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                 DISTRIBUTION IN DOLLARS
------------------------------------------------------------------------------------------------------------------------------------
                ORIGINAL       BEGINNING                                                                                 ENDING
                  FACE         PRINCIPAL                                                      REALIZED  DEFERRED       PRINCIPAL
CLASS            VALUE          BALANCE        PRINCIPAL        INTEREST          TOTAL        LOSSES   INTEREST        BALANCE
------------------------------------------------------------------------------------------------------------------------------------
 AF1        165,600,000.00  132,674,557.72   11,612,012.08     201,202.00    11,813,214.08      0.00      0.00       121,062,545.64
 AF2         34,400,000.00   34,400,000.00            0.00      81,089.50        81,089.50      0.00      0.00        34,400,000.00
 AF3         70,500,000.00   70,500,000.00            0.00     206,484.61       206,484.61      0.00      0.00        70,500,000.00
 AF4         18,400,000.00   18,400,000.00            0.00      70,886.47        70,886.47      0.00      0.00        18,400,000.00
 AF5         13,057,000.00   13,057,000.00            0.00      56,563.52        56,563.52      0.00      0.00        13,057,000.00
 AF6         22,000,000.00   22,000,000.00            0.00      85,351.06        85,351.06      0.00      0.00        22,000,000.00
 AV1        175,000,000.00  154,089,708.76    4,096,382.79     249,256.79     4,345,639.58      0.00      0.00       149,993,325.97
 AV2         76,443,000.00   65,897,257.95    3,846,387.48     107,108.43     3,953,495.91      0.00      0.00        62,050,870.47
  M1         58,800,000.00   58,800,000.00            0.00     254,381.35       254,381.35      0.00      0.00        58,800,000.00
  M2         35,700,000.00   35,700,000.00            0.00     165,392.67       165,392.67      0.00      0.00        35,700,000.00
  M3          8,050,000.00    8,050,000.00            0.00      38,106.05        38,106.05      0.00      0.00         8,050,000.00
  M4          7,350,000.00    7,350,000.00            0.00      35,998.98        35,998.98      0.00      0.00         7,350,000.00
  B1          7,350,000.00    7,350,000.00            0.00      19,949.08        19,949.08      0.00      0.00         7,350,000.00
  B2          7,350,000.00    7,350,000.00            0.00      24,236.13        24,236.13      0.00      0.00         7,350,000.00
  R                   0.00            0.00            0.00           0.00             0.00      0.00      0.00                 0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTALS      700,000,000.00  635,618,524.43   19,554,782.35   1,596,006.64    21,150,788.99      0.00      0.00       616,063,742.08
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
  X         700,000,000.00  646,221,015.05            0.00      41,262.48        41,262.48      0.00      0.00       628,671,104.88
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------- ---------------------
                        FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                           PASS-THROUGH RATES
-------------------------------------------------------------------------------------------------------------- ---------------------
                                                                                                                          CURRENT
                               BEGINNING                                                        ENDING                   PASS-THRU
CLASS            CUSIP         PRINCIPAL        PRINCIPAL       INTEREST         TOTAL         PRINCIPAL       CLASS        RATE
-------------------------------------------------------------------------------------------------------------- ---------------------
 AF1           294751EB4      801.17486546     70.12084589     1.21498792      71.33583382    731.05401957      AF1      1.950000 %
 AF2           294751EC2    1,000.00000000      0.00000000     2.35725291       2.35725291  1,000.00000000      AF2      2.829000 %
 AF3           294751ED0    1,000.00000000      0.00000000     2.92885972       2.92885972  1,000.00000000      AF3      3.515000 %
 AF4           294751EE8    1,000.00000000      0.00000000     3.85252554       3.85252554  1,000.00000000      AF4      4.624000 %
 AF5           294751EF5    1,000.00000000      0.00000000     4.33204565       4.33204565  1,000.00000000      AF5      5.199000 %
 AF6           294751EG3    1,000.00000000      0.00000000     3.87959364       3.87959364  1,000.00000000      AF6      4.656000 %
 AV1           294751EH1      880.51262149     23.40790166     1.42432451      24.83222617    857.10471983      AV1      2.080000 %
 AV2           294751EJ7      862.04437228     50.31706605     1.40115419      51.71822024    811.72730623      AV2      2.090000 %
  M1           294751EK4    1,000.00000000      0.00000000     4.32621344       4.32621344  1,000.00000000       M1      5.192000 %
  M2           294751EL2    1,000.00000000      0.00000000     4.63284790       4.63284790  1,000.00000000       M2      5.560000 %
  M3           294751EM0    1,000.00000000      0.00000000     4.73367081       4.73367081  1,000.00000000       M3      5.681000 %
  M4           294751EN8    1,000.00000000      0.00000000     4.89782041       4.89782041  1,000.00000000       M4      5.878000 %
  B1           294751EP3    1,000.00000000      0.00000000     2.71416054       2.71416054  1,000.00000000       B1      3.490000 %
  B2           294751EQ1    1,000.00000000      0.00000000     3.29743265       3.29743265  1,000.00000000       B2      4.240000 %
-------------------------------------------------------------------------------------------------------------- ---------------------
TOTALS                        908.02646347     27.93540336     2.28000949      30.21541284    880.09106011
-------------------------------------------------------------------------------------------------------------- ---------------------

-------------------------------------------------------------------------------------------------------------- ---------------------
  X            N/A            923.17287864      0.00000000     0.05894640       0.05894640    898.10157840        X      0.076622 %
-------------------------------------------------------------------------------------------------------------- ---------------------



-------------------------------------------------------------------------------------------------------------- ---------------------

             IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                                           Mark McDermott
                                          JPMorgan Chase Bank - Structured Finance Services
                                                     4 New York Plaza, 6th Floor
                                                      New York, New York 10004
                                              Tel: (212) 623-4482 / Fax: (212) 623-5930
                                                  Email: mark.w.mcdermott@chase.com
-------------------------------------------------------------------------------------------------------------- ---------------------




[Graphic Appears Here] JPMorgan                                     COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-2
                                OCTOBER 25, 2004
--------------------------------------------------------------------------------

Sec. 4.03 (a)(i)     Funds Allocable to Certificate Principal

                         Group I Scheduled Principal                 425,387.08
                         Group I Curtailments                         34,551.71
                         Group I Prepayments                       9,961,540.99
                         Group I Repurchases                               0.00
                         Group I Liquidation Proceeds                      0.00

                         Group II-A Scheduled Principal              139,127.94
                         Group II-A Curtailments                       1,046.32
                         Group II-A Prepayments                    3,536,223.09
                         Group II-A Repurchases                            0.00
                         Group II-A Liquidation Proceeds                   0.00

                         Group II-B Scheduled Principal               59,117.95
                         Group II-B Curtailments                          -1.14
                         Group II-B Prepayments                    3,392,916.23
                         Group II-B Repurchases                            0.00
                         Group II-B Liquidation Proceeds                   0.00

                         Extra Principal Distribution Amount       2,004,872.18

Sec. 4.03 (a)(ii)    Interest Distribution Amounts

                         Interest Distribution - AF-1                201,202.00
                         Unpaid Interest - AF-1                            0.00
                         Remaining Unpaid Interest - AF-1                  0.00

                         Interest Distribution - AF-2                 81,089.50
                         Unpaid Interest - AF-2                            0.00
                         Remaining Unpaid Interest - AF-2                  0.00

                         Interest Distribution - AF-3                206,484.61
                         Unpaid Interest - AF-3                            0.00
                         Remaining Unpaid Interest - AF-3                  0.00

                         Interest Distribution - AF-4                 70,886.47
                         Unpaid Interest - AF-4                            0.00
                         Remaining Unpaid Interest - AF-4                  0.00

                         Interest Distribution - AF-5                 56,563.52
                         Unpaid Interest - AF-5                            0.00
                         Remaining Unpaid Interest - AF-5                  0.00

                         Interest Distribution - AF-6                 85,351.06
                         Unpaid Interest - AF-6                            0.00
                         Remaining Unpaid Interest - AF-6                  0.00

                         Interest Distribution - AV-1                249,256.79

[Graphic Appears Here] JPMorgan

                 COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-2
                           OCTOBER 25, 2004
--------------------------------------------------------------------------------

                         Unpaid Interest - AV-1                            0.00
                         Remaining Unpaid Interest - AV-1                  0.00

                         Interest Distribution - AV-2                107,108.43
                         Unpaid Interest - AV-2                            0.00
                         Remaining Unpaid Interest - AV-2                  0.00

                         Interest Distribution - M-1                 254,381.35
                         Unpaid Interest - M-1                             0.00
                         Remaining Unpaid Interest - M-1                   0.00

                         Interest Distribution - M-2                 165,392.67
                         Unpaid Interest - M-2                             0.00
                         Remaining Unpaid Interest - M-2                   0.00

                         Interest Distribution - M-3                  38,106.05
                         Unpaid Interest - M-3                             0.00
                         Remaining Unpaid Interest - M-3                   0.00

                         Interest Distribution - M-4                  35,998.98
                         Unpaid Interest - M-4                             0.00
                         Remaining Unpaid Interest - M-4                   0.00

                         Interest Distribution - B-1                  19,949.08
                         Unpaid Interest - B-1                             0.00
                         Remaining Unpaid Interest - B-1                   0.00

                         Interest Distribution - B-2                  24,236.13
                         Unpaid Interest - B-2                             0.00
                         Remaining Unpaid Interest - B-2                   0.00

                     Interest Reductions
                         Net Prepayment Interest Shortfalls                0.00
                         Relief Act Reductions                           174.66

                         Class AF-1 Interest Reduction                    21.08
                         Class AF-2 Interest Reduction                     8.50
                         Class AF-3 Interest Reduction                    21.64
                         Class AF-5 Interest Reduction                     5.93
                         Class AF-4 Interest Reduction                    14.86
                         Class AF-6 Interest Reduction                     8.94
                         Class AV-1 Interest Reduction                    26.12
                         Class AV-2 Interest Reduction                    11.22
                         Class M-1 Interest Reduction                     26.65
                         Class M-2 Interest Reduction                     17.33
                         Class M-3 Interest Reduction                      3.99
                         Class M-4 Interest Reduction                      3.77
                         Class B-1 Interest Reduction                      2.09
                         Class B-2 Interest Reduction                      2.54

[Graphic Appears Here] JPMorgan

                 COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                          EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-2
                                                OCTOBER 25, 2004
---------------------------------------------------------------------------------------------------------------

Sec. 4.03 (a)(iii)   Available Funds Shortfall

                         Class AF-1 Available Funds Shortfall                                              0.00
                         Class AF-2 Available Funds Shortfall                                              0.00
                         Class AF-3 Available Funds Shortfall                                              0.00
                         Class AF-4 Available Funds Shortfall                                              0.00
                         Class AF-5 Available Funds Shortfall                                              0.00
                         Class AF-6 Available Funds Shortfall                                              0.00
                         Class AV-1 Available Funds Shortfall                                              0.00
                         Class AV-2 Available Funds Shortfall                                              0.00
                         Class M-1 Available Funds Shortfall                                               0.00
                         Class M-2 Available Funds Shortfall                                               0.00
                         Class M-3 Available Funds Shortfall                                               0.00
                         Class M-4 Available Funds Shortfall                                               0.00
                         Class B-1 Available Funds Shortfall                                               0.00
                         Class B-2 Available Funds Shortfall                                               0.00

Sec. 4.03 (a)(v)     Pool Principal Balances

                         Group I Beginning Pool Balance                                          421,018,082.29
                         Group I Ending Pool Balance                                             410,596,602.51
                         Group II-A Beginning Pool Balance                                       157,635,461.02
                         Group II-A Ending Pool Balance                                          153,959,063.67
                         Group II-B Beginning Pool Balance                                        67,567,471.74
                         Group II-B Ending Pool Balance                                           64,115,438.70
                         Total Beginning Pool Balance                                            646,221,015.05
                         Total Ending Pool Balance                                               628,671,104.88

Sec. 4.03 (a)(vi)    Servicing Fee

                         Group I Servicing Fee                                                       175,424.20
                         Group II-A Servicing Fee                                                     65,681.44
                         Group II-B Servicing Fee                                                     28,153.11

Sec. 4.03 (a)(viii)  Delinquency Advances

                         Group I Delinquency Advances Included in Current Distribution                 2,827.69
                         Group I Recouped Advances Included in Current Distribution                        0.00
                         Group I Recouped Advances From Liquidations                                       0.00
                         Group I Aggregate Amount of Advances Outstanding                              2,827.69

                         Group II-A Delinquency Advances Included in Current Distribution              8,794.52
                         Group II-A Recouped Advances Included in Current Distribution                     0.00
                         Group II-A Recouped Advances From Liquidations                                    0.00
                         Group II-A Aggregate Amount of Advances Outstanding                           8,794.52

                         Group II-B Delinquency Advances Included in Current Distribution                  0.00
                         Group II-B Recouped Advances Included in Current Distribution                 9,780.26
                         Group II-B Recouped Advances From Liquidations                                    0.00
                         Group II-B Aggregate Amount of Advances Outstanding                           1,549.94

[Graphic Appears Here] JPMorgan                 COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-2
                                OCTOBER 25, 2004
--------------------------------------------------------------------------------

Section 4.03 (a)(ix)A Group I, Group II-A, and Group II-B Loans Delinquent

                         ----------------------------------------------------
                                                 Group 1
                         ----------------------------------------------------
                          Period       Number  Principal Balance   Percentage
                         ----------------------------------------------------
                         0-30 days        247      34,849,813.96       8.49 %
                         ----------------------------------------------------
                         31-60 days        23       2,979,077.30       0.73 %
                         ----------------------------------------------------
                         61-90 days         5         860,606.37       0.21 %
                         ----------------------------------------------------
                          91+days           4         410,053.65       0.10 %
                         ----------------------------------------------------
                          Total           279      39,099,551.28       9.53 %
                         ----------------------------------------------------
                         ----------------------------------------------------
                                                 Group 2
                         ----------------------------------------------------
                          Period       Number  Principal Balance   Percentage
                         ----------------------------------------------------
                         0-30 days         86      12,106,688.37       7.86 %
                         ----------------------------------------------------
                         31-60 days        18       2,130,427.49       1.38 %
                         ----------------------------------------------------
                         61-90 days         2         368,720.43       0.24 %
                         ----------------------------------------------------
                          91+days           1          91,158.66       0.06 %
                         ----------------------------------------------------
                          Total           107      14,696,994.95       9.54 %
                         ----------------------------------------------------
                         ----------------------------------------------------
                                                 Group 3
                         ----------------------------------------------------
                          Period       Number  Principal Balance   Percentage
                         ----------------------------------------------------
                         0-30 days         33       6,336,028.68       9.88 %
                         ----------------------------------------------------
                         31-60 days         7         979,553.21       1.53 %
                         ----------------------------------------------------
                         61-90 days         1         439,191.09       0.69 %
                         ----------------------------------------------------
                          91+days           0               0.00       0.00 %
                         ----------------------------------------------------
                          Total            41       7,754,772.98      12.10 %
                         ----------------------------------------------------

Sec. 4.03 (a)(ix) B   Group I, Group II-A, and Group II-B Loans in Foreclosure

                            ---------------------------------------------
                                              Group 1
                            ---------------------------------------------
                            Number       Principal Balance     Percentage
                            ---------------------------------------------
                                10            1,375,819.82         0.34 %
                            ---------------------------------------------
                            ---------------------------------------------
                                              Group 2
                            ---------------------------------------------
                            Number       Principal Balance     Percentage
                            ---------------------------------------------
                                10            1,323,124.71         0.86 %
                            ---------------------------------------------
                            ---------------------------------------------
                                              Group 3
                            ---------------------------------------------
                            Number       Principal Balance     Percentage
                            ---------------------------------------------
                                 2              394,160.76         0.61 %
                            ---------------------------------------------

Sec. 4.03 (a)(x),(xi)   Group I, Group II-A, and Group II-B Loans in REO

[Graphic Appears Here] JPMorgan

                 COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                    EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-2
                                                          OCTOBER 25, 2004
------------------------------------------------------------------------------------------------------------------------------------

                            ---------------------------------------------
                                              Group 1
                            ---------------------------------------------
                            Number       Principal Balance     Percentage
                            ---------------------------------------------
                                 0                    0.00         0.00 %
                            ---------------------------------------------
                            ---------------------------------------------
                                              Group 2
                            ---------------------------------------------
                            Number       Principal Balance     Percentage
                            ---------------------------------------------
                                 0                    0.00         0.00 %
                            ---------------------------------------------
                            ---------------------------------------------
                                              Group 3
                            ---------------------------------------------
                            Number       Principal Balance     Percentage
                                 0                    0.00         0.00 %
                            ---------------------------------------------

                         Market Value of Group I REO Loans                                                                     0.00
                         Market Value of Group II-A REO Loans                                                                  0.00
                         Market Value of Group II-B REO Loans                                                                  0.00

Sec. 4.03 (a)(xii)   Aggregate Stated Principal Balance of the Three Largest Loans

                         Group I Three Largest Loans                                                                   1,781,831.52
                         Group II-A Three Largest Loans                                                                1,229,908.49
                         Group II-B Three Largest Loans                                                                2,194,861.81

Sec. 4.03 (a)(xiii)  Net WAC Cap Carryover

                         Class AV-1 Net WAC Cap Carryover Amounts Due                                                          0.00
                         Class AV-1 Net WAC Cap Carryover Amounts Paid                                                         0.00
                         Class AV-1 Net WAC Cap Carryover Remaining Amounts Due                                                0.00
                         Class AV-2 Net WAC Cap Carryover Amounts Due                                                          0.00
                         Class AV-2 Net WAC Cap Carryover Amounts Paid                                                         0.00
                         Class AV-2 Net WAC Cap Carryover Remaining Amounts Due                                                0.00
                         Class B-1 Net WAC Cap Carryover Amounts Due                                                           0.00
                         Class B-1 Net WAC Cap Carryover Amounts Paid                                                          0.00
                         Class B-1 Net WAC Cap Carryover Remaining Amounts Due                                                 0.00
                         Class B-2 Net WAC Cap Carryover Amounts Due                                                           0.00
                         Class B-2 Net WAC Cap Carryover Amounts Paid                                                          0.00
                         Class B-2 Net WAC Cap Carryover Remaining Amounts Due                                                 0.00

Sec. 4.03 (a)(xiv)   Aggregate Principal Balance of Balloon Loans
                     with Original Terms <= 36 Months and 60+ Contractually Past Due

                         Group I Aggregate Principal Balance of Balloon Loans                                                  0.00
                         Group II-A Aggregate Principal Balance of Balloon Loans                                               0.00
                         Group II-B Aggregate Principal Balance of Balloon Loans                                               0.00

Sec. 4.03 (a)(xv),(xxii) Realized Losses

                         Group I Current Period Realized Losses                                                                0.00
                         Group I Cumulative Realized Losses                                                                    0.00

[Graphic Appears Here] JPMorgan                                     COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                    EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-2
                                                          OCTOBER 25, 2004
------------------------------------------------------------------------------------------------------------------------------------

                                         Group II-A Current Period Realized Losses                                             0.00
                                         Group II-A Cumulative Realized Losses                                                 0.00
                                         Group II-B Current Period Realized Losses                                             0.00
                                         Group II-B Cumulative Realized Losses                                                 0.00

Sec. 4.03 (a)(xvi)          Reserve Fund
                                         Beginning Balance of Reserve Fund                                                     0.00
                                         Funds Withdrawn From Reserve Fund For Distribution                               41,252.60
                                         Funds Deposited to Reserve Fund                                                  41,252.60
                                         Ending Balance of Reserve Fund                                                        0.00

                                         Yield Maintenance Payment for Class AV1                                          28,712.47
                                         Yield Maintenance Payment for Class AV2                                          12,540.13
Sec. 4.03 (a)(xvii)         Number of Loans Repurchased

                                         Group I Number of Loans Repurchased                                                   0.00
                                         Group II-A Number of Loans Repurchased                                                0.00
                                         Group II-B Number of Loans Repurchased                                                0.00

Sec. 4.03 (a)(xviii)        Weighted Average Mortgage Rate of Outstanding Loans (as of first day of related Due Period)

                                         Group I Weighted Average Mortgage Rate                                              7.30 %
                                         Group II-A Weighted Average Mortgage Rate                                           7.03 %
                                         Group II-B Weighted Average Mortgage Rate                                           7.03 %

Sec. 4.03 (a)(xix)          Weighted Average Remaining Term of Outstanding Loans

                                         Group I Weighted Average Remaining Term                                             324.00
                                         Group II-A Weighted Average Remaining Term                                          351.00
                                         Group II-B Weighted Average Remaining Term                                          351.00

Sec. 4.03 (a)(xxi),(xxii),(xxiii) Overcollateralization Amounts


                                         Overcollateralization Amount                                                 12,607,362.80
                                         Overcollateralization Target Amount                                          30,450,000.00
                                         Overcollateralization Release Amount                                                  0.00
                                         Overcollateralization Deficiency Amount                                      17,842,637.20

Sec. 4.03 (a)(xxiv)         Trigger Events
                                         Has a Trigger Event Occurred and is continuing?                                         NO
                                         Cumulative Realized Losses as a percentage of the Original Pool Balance             0.00 %
                                         Senior Enhancement Percentage                                                      19.82 %
                                         Senior Specified Enhancement Percentage                                            44.30 %

Sec. 4.03 (a)(xxv)          60+ Day Delinquent Loans

                                         60+ Day Delinquent Loans as a percentage of the current Pool Balance                0.84 %

Sec. 4.03 (a)(xxvi)         Amount of Funds Collected by Trustee under Yield Maintenance Agreement                        41,252.60

[Graphic Appears Here] JPMorgan                                      COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-2
                                OCTOBER 25, 2004
--------------------------------------------------------------------------------

Sec. 4.03 (a)(xxvii)      Pre-Funded Amount                                 0.00








































[Graphic Appears Here] JPMorgan

                 COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.
--------------------------------------------------------------------------------